UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2013

STEVIA FIRST CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5225 Carlson Rd. Yuba City, California	95993
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 11, 2013, Stevia First Corp. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares represented in person or by proxy at the Annual Meeting was 27,836,897, of the 54,774,824 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following proposals were voted on at the Annual Meeting by the Company’s stockholders:

Proposal No. 1 – Election of Directors. The Company’s stockholders elected each of the three director nominees to serve as directors of the Company for a term of one year, ending at the time of the Company’s next annual meeting of stockholders (or until their successors are elected and qualified or until their earlier death, resignation or removal). The votes cast were as follows:

Director Nominee	Number of Votes
	Votes For	Votes Withheld	Broker Non-Votes

Dr. Avtar Dhillon	14,805,140	133,341	12,898,416
Dr. Anthony Maida III	14,842,404	96,077	12,898,416
Robert Brooke	14,807,577	130,904	12,898,416

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. The votes cast were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,478,823	281,942	76,132	-

Proposal No. 3 – Approval of Amendment to the Company’s 2012 Stock Incentive Plan. The Company’s stockholders approved an amendment to the Company’s 2012 Stock Incentive Plan (the “Plan”) to (1) increase the maximum number of shares of common stock that may be issued under the Plan by 5,000,000 so that the total number of shares reserved for issuance under the Plan will be 10,000,000 shares and (2) increase the number of options, stock appreciation rights, restricted stock and restricted stock units issuable under the Plan to an individual annually from 500,000 to 1,000,000. The votes cast were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,482,653	384,564	71,264	12,898,416

Proposal No. 4 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The votes cast were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,536,922	283,079	118,480	12,898,416

Proposal No. 5 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation. The Company’s stockholders determined, on a non-binding, advisory basis, that the preferred frequency for advisory votes on the Company’s executive compensation is every three (3) years. The votes cast were as follows:

One Year	Two Years	Three Years	Votes Abstained
700,597	141,739	13,998,789	97,356

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEVIA FIRST CORP.

Dated: April 17, 2013	By:	/s/ Robert Brooke
Name: Robert Brooke
Title: Chief Executive Officer

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